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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
FirstCity Financial Corporation:

     We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG PEAT MARWICK LLP

                                            ------------------------------------

Fort Worth, Texas

May 28, 1997